Exhibit 10.3

COVER PAGE FOR
AMENDMENT AND RESTATEMENT OF SCHEDULES
TO AMENDED AND RESTATED OPERATIONAL SERVICES AGREEMENT

An Amended and Restated Operational Services Agreement was executed as of April 1, 2012 (the “Amended and Restated Operational Services Agreement”), among Tesoro Companies, Inc., Tesoro Refining and Marketing Company, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Amended and Restated Operational Services Agreement.
The Parties agree that the Schedules are hereby amended and restated in their entirety as of the date hereof to be as attached hereto. Pursuant to Section 14(h) of the Amended and Restated Operational Services Agreement, such amended and restated Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Omnibus Agreement for all purposes.
Executed as of November 15, 2012.

TESORO COMPANIES, INC.		TESORO LOGISTICS GP, LLC

By:	/s/ Daniel R. Romasko	By:	/s/ Phillip M. Anderson
	Daniel R. Romasko		Phillip M. Anderson
	Executive Vice President, Operations		President

TESORO REFINING AND MARKETING COMPANY		TESORO LOGISTICS OPERATIONS LLC
		By:	TESORO LOGISTICS LP,
By:	/s/ Daniel R. Romasko		its sole member
Daniel R. Romasko
	Executive Vice President, Operations	By:	TESORO LOGISTICS GP, LLC,
its general partner

		By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO ALASKA COMPANY		TESORO HIGH PLAINS PIPELINE COMPANY LLC
By:	/s/ Daniel R. Romasko
	Daniel R. Romasko Executive Vice President, Operations	By:	TESORO LOGISTICS OPERATIONS LLC,
its sole member

		By:	TESORO LOGISTICS LP,
its sole member

		By:	TESORO LOGISTICS GP, LLC,
its general partner

		By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Schedule A
Contribution Agreements and Applicable Terms
Initial Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, dated as April 26, 2011, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro, Tesoro Alaska, Tesoro Refining and Marketing, and Tesoro High Plains Pipeline Company LLC
April 26, 2011
Mandan Rack, North Dakota; Anchorage Terminal, Alaska; Salt Lake City Rack, Utah; Salt Lake City Storage Facility, Utah; Vancouver Terminal, Washington; Boise Terminal, Idaho; Burley Terminal, Idaho; Stockton Terminal, California; Wilmington Terminal, California; Salt Lake City Pipelines, Utah; and High Plains Pipeline System, North Dakota and Montana.

Amorco Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, effective as of April 1, 2012, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro and Tesoro Refining and Marketing	April 1, 2012	Amorco Terminal

Schedule A
Contribution Agreements and Applicable Terms
(continued)

Long Beach Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of September 14, 2012, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro and Tesoro Refining and Marketing
	Upon receipt of the Long Beach Approval, the CDFG Approval and the Other Approvals as set forth in the agreement, as applicable.	Long Beach Terminal and Los Angeles Pipeline System

Anacortes Rail Terminal Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of November 15, 2012, among the Partnership, the General Partner, Tesoro Logistics Operations LLC, Tesoro and Tesoro Refining and Marketing
	November 15, 2012	Anacortes Rail Terminal

Schedule B**
**All Schedule B pages have been updated to reflect current amounts charged with CPI increases through the date of this Amendment and Restatement.

Mandan Rack, North Dakota
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Electricity	$31,500
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Natural Gas
Water
Wastewater
Personnel Support – Operations, Supply & Trading, Marketing, Security and Maintenance	$159,000

Schedule B
Anchorage Terminal, Alaska
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Schedule B
Salt Lake City Rack, Utah
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Plant Air
Steam
Water
Wastewater

Schedule B
Salt Lake City Storage Facility, Utah
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Electricity
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater
Personnel Support – Maintenance and Operations	The SLC remote tank farm (Tesoro Refining and Marketing) will need to pay $60,000 annually for operational support provided by a General Partner employee.

Schedule B
Vancouver Terminal, Washington
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Schedule B
Boise Terminal, Idaho
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Schedule B
Burley Terminal, Idaho
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater

Schedule B
Stockton Terminal, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Wastewater

Schedule B
Wilmington Terminal, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Electricity
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater
Personnel Support	$50,000

Schedule B
Salt Lake City Pipelines, Utah
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
Water
Wastewater

Schedule B
High Plains Pipeline System, North Dakota and Montana
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety

Schedule B
Amorco Terminal, Suisan Bay, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Booming	$185,000
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Internal Oil Spill Response Drill	$11,000
Personnel Support
Programmable Logic Control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Security Personnel at site of Wharf and Tankage	$247,000
Software Services
Wastewater Handling
Wharf Support Personnel	$720,000

Schedule B
Long Beach Terminal, Port of Long Beach, California
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Personnel Support
Programmable Logic Control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Software Services
Wastewater Handling
Wharf Support Personnel	$209,000

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity (SoCal Edison);

b)	Gas (City of Long Beach);

c)	Water (Long Beach Water);

d)	Right-of-Way Payments (SoCal Edison); and

e)	Outside services (e.g. Environmental and Engineering Consulting) through direct bill work orders (as currently described in the Agreement).

Schedule B
Anacortes Rail Facility, Anacortes, Washington
Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications
Environmental Compliance Maintenance
Facility Maintenance
Fire and Safety
General Security
Personnel Support
Programmable Logic Control and Digital control system
Routine Engineering Support
Routine support and repair of fiber optic line
Software Services
Wastewater Handling (Anacortes Refinery)	$30,000
Electricity (PSE)	$275,000*
Water (City of Anacortes, including potable, non-potable and fire water)	$50,000

*This amount is applicable until separate metering is installed pursuant to the ground lease executed in connection with the Contribution, Conveyance and Assumption Agreement related to the Anacortes Rail Facility.

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement: Outside services (e.g. Environmental and Engineering Consulting) through direct bill work orders (as currently described in the Agreement).